Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
__________ DISTRICT OF DELAWARE

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 3/1-3/31/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit/
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy Signature of Authorized Individual*	4/16/09 Date

Kevin McCarthy Printed Name of Authorized Individual	CEO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Debtor PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 3/1-3/31/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

								CUMULATIVE FILING
	BANK ACCOUNTS					CURRENT MONTH		TO DATE
	OPER.		PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	3324222.06					3324222.06		3637884.57

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)	10663.00	[1]				10663.00		215515.06
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS	10663.00					10663.00		215515.06

DISBURSEMENTS
NET PAYROLL/PAYROLL TAXES	34777.19					34777.19		126784.51
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE								280164.00
ADMINISTRATIVE	92542.11					92542.11		238560.36
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES	325.00					325.00		650.00
COURT COSTS
TOTAL DISBURSEMENTS	127644.30					127644.30		646158.87

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	(116981.30)					(116981.30)		(430643.81)

CASH — END OF MONTH	3207240.76					3207240.76		3207240.76

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$127644.30
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$—
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$—
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$127644.30

1PHJW Fee Refund	$100.00
Worker’s Comp Refund	10563.00

$10663.00

Account # ******9146
Account Name PFF BANCORP
Reconciliation As of Date 3/31/09

Balance per Bank	$3,495,142.05

Deposits in Transit
Date	Amount
Total

Outstanding Checks
Check #	Amount
1027	183,899.00
1028	96,265.00
1036	6,556.50
1040	1,180.79

Total	(287,901.29)

Other (List)

Balance per Books	$3,207,240.76

In re Debtor PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 3/1-3/31/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

FORM MOR-1b
(04/07)

Bank of America LOGO	Account Number ******9146
01 01 152 01 M0000 E# 14
CUSTOMER CONNECTION	Last Statement: 02/27/2009
BANK OF AMERICA, N.A.	This Statement: 03/31/2009
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
PFF BANCORP, INC
DEBTOR IN POSSESSION 08-13127 — KJC
OPERATING ACCOUNT	Page 1 of 3
1490 N CLAREMONT BLVD. SUITE 100
CLAREMONT CA 91711	Bankruptcy Case Number: 0813127KJC
CUSTOMER CONNECTION ECONOMY CHECKING

Account Summary Information

Statement Period	02/28/2009-3/31/2009	Statement Beginning Balance	3,604,386.06
Number of Deposits/Credits	3	Amount of Deposits/Credits	10,684.00
Number of Checks	14	Amount of Checks	103,675.14
Number of Other Debits	5	Amount of Other Debits	16,252.87
		Statement Ending Balance	3,495,142.05
Number of Enclosures	14
		Service Charge	26.91
Deposits and Credits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
03/03		100.00	CA BANKING CENTER DEPOSIT	278606360810
03/26		21.00	ADP TX/FINCL SVC DES:ADP — TAX ID:E2Z8V 3836731VV INDN:PFF BANCORP INC CO ID:1223006057 CCD	84008087
03/30		10,563.00	CA BANKING CENTER DEPOSIT	278606360607
Withdrawals and Debits
Checks

Check		Date	Bank	Check			Date	Bank
Number	Amount	Posted	Reference	Number		Amount	Posted	Reference
1023	2,217.09	03/06	7492352590	1033		7,560.00	03/18	4892137737
1024	9,045.16	03/06	7492352589	1034		7,560.00	03/23	1082549009
1025	167.95	03/09	5992232803	1035		325.99	03/31	7392766325
1029*	7,560.00	03/04	5092150766	1038	*	7,560.00	03/31	4592077443
1030	35,297.29	03/11	9792301374	1039		71.80	03/31	4592077444
1031	84.75	03/12	1082750260	10007	*	B8,686.11	03/09	9092871906
1032	7,560.00	03/12	1082750259	10008		A9,979.00	03/23	9992390784
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
03/05		B 8,462.11	ADP TX/FINCL SVC DES:ADP — TAX ID:E2Z8V 030609A01 INDN:PFF BANCORP INC CO ID:1223006057 CCD	63013481
03/11		B 46.44	ADP PAYROLL FEES DES:ADP — FEES ID:13Z8V 3148061 INDN:PFF BANCORP INC CO ID:9659605001 CCD	69009004
03/19		A 7,670.97	ADP TX/FINCL SVC DES:ADP — TAX ID:E2Z8V 032011A01 INDN:PFF BANCORP INC CO ID:1223006057 CCD	77008713
03/25		A 46.44	ADP PAYROLL FEES DES:ADP — FEES ID:13Z8V 3647333 INDN:PFF BANCORP INC CO ID: 9659605001 CCD	83002241
03/31		26.91	FDIC ASSESSMENT
Σ A = 17696.41
Σ B = 17194.66

Account Number ******9146
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 14
BANK OF AMERICA, N.A.	Last Statement: 02/27/2009
DALLAS, TEXAS 75283-2406	This Statement: 03/31/2009

Customer Service 1-800-342-7722

PFF BANCORP, INC

Page 2 of 3

Bankruptcy Case Number: 0813127KJC
CUSTOMER CONNECTION ECONOMY CHECKING
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
02/27	3,604,386.06	3,604,386.06	03/18	3,517,799.16	3,517,799.16
03/03	3,604,486.06	3,604,386.06	03/19	3,510,128.19	3,510,128.19
03/04	3,596.926.06	3,596,826.06	03/23	3,492,589.19	3,492,589.19
03/05	3,588,463.95	3,588,457.95	03/25	3,492,542.75	3,492,542.75
03/06	3,577,201.70	3,577,201.70	03/26	3,492,563.75	3,492,563.75
03/09	3,568,347.64	3,568,347.64	03/30	3,503,126.75	3,492,563.75
03/11	3,533,003.91	3,533,003.91	03/31	3,495,142.05	3,484,579.05
03/12	3,525,359.16	3,525,359.16

PFF Bancorp, Inc.
Transaction Detail by Account
March 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
03/03/2009	General Journal	53			-SPLIT-	-2,217.09	-2,217.09
03/03/2009	General Journal	54			-SPLIT-	-9,045.16	-11,262.25
03/03/2009	General Journal	56			-SPLIT-	-7,560.00	-18,822.25
03/03/2009	General Journal	57			-SPLIT-	100.00	-18,722.25
03/03/2009	General Journal	58			-SPLIT-	-17,194.66	-35,916.91
03/03/2009	General Journal	55			-SPLIT-	-167.95	-36,084.86
03/05/2009	General Journal	59			-SPLIT-	-35,297.29	-71,382.15
03/05/2009	General Journal	60			-SPLIT-	-84.75	-71,466.90
03/11/2009	General Journal	61			-SPLIT-	-7,560.00	-79,026.90
03/17/2009	General Journal	62			-SPLIT-	-7,560.00	-86,586.90
03/17/2009	General Journal	63			-SPLIT-	-17,696.41	-104,283.31
03/23/2009	General Journal	65			-SPLIT-	-7,560.00	-111,843.31
03/24/2009	General Journal	66			-SPLIT-	-325.99	-112,169.30
03/26/2009	General Journal	73			-SPLIT-	21.00	-112,148.30
03/30/2009	General Journal	67			-SPLIT-	-6,556.50	-118,704.80
03/30/2009	General Journal	68			-SPLIT-	-7,560.00	-126,264.80
03/30/2009	General Journal	69			-SPLIT-	-71.80	-126,336.60
03/30/2009	General Journal	71			-SPLIT-	10,563.00	-115,773.60
03/30/2009	General Journal	70			-SPLIT-	-1,180.79	-116,954.39
03/31/2009	General Journal	78			-SPLIT-	-26.91	-116,981.30

Total for B of A Checking						$-116,981.30
Workers Comp Experience Refund
03/30/2009	General Journal	71			-SPLIT-	10,563.00	10,563.00

Total for Workers Comp Experience Refund						$10,563.00
Bank Charges
03/31/2009	General Journal	78			-SPLIT-	26.91	26.91

Total for Bank Charges						$26.91
Contractor — Talbott
03/03/2009	General Journal	56			-SPLIT-	7,560.00	7,560.00
03/11/2009	General Journal	61			-SPLIT-	7,560.00	15,120.00
03/17/2009	General Journal	62			-SPLIT-	7,560.00	22,680.00
03/23/2009	General Journal	65			-SPLIT-	7,560.00	30,240.00
03/30/2009	General Journal	68			-SPLIT-	7,560.00	37,800.00

Total for Contractor — Talbott						$37,800.00
Interest Expense
03/24/2009	General Journal	66			-SPLIT-	0.99	0.99

Total for Interest Expense						$0.99
Kurtzman Carson
03/05/2009	General Journal	59			-SPLIT-	35,297.29	35,297.29
03/30/2009	General Journal	67			-SPLIT-	6,556.50	41,853.79

Total for Kurtzman Carson						$41,853.79
Office Expenses
03/03/2009	General Journal	53			-SPLIT-	2,217.09	2,217.09
03/03/2009	General Journal	54			-SPLIT-	9,045.16	11,262.25
03/03/2009	General Journal	58			-SPLIT-	46.44	11,308.69
03/05/2009	General Journal	60			-SPLIT-	84.75	11,393.44
03/17/2009	General Journal	63			-SPLIT-	46.44	11,439.88

Journal Entry	Entry #: 53

Date: 03/03/2009

Account	Debit	Credit

Office Expense	2217.09
B of A Checking		2217.09

Totals	2217.09	2217.09
Memo: Orange LT Doc Scanning

Journal Entry	Entry #: 54

Date: 03/03/2009

Account	Debit	Credit

Office Expenses	9045.16
B of A Checking		9045.16

Totals	9045.16	9045.16
Memo: Orange LT Doc Scanning

Journal Entry	Entry #: 56

Date: 03/03/2009

Account	Debit	Credit

Contractor — Talbott	7560.00
B of A Checking		7560.00

Totals	7560.00	7560.00
Memo: Week of 3/2 — 3/7

Journal Entry	Entry #: 57

Date: 03/03/2009

Account	Debit	Credit

B of A Checking	100.00
Other Income		100.00

Totals	100.00	100.00
Memo: PHJW Refund

Journal Entry	Entry #: 58

Date: 03/03/2009

Account	Debit	Credit

Payroll	17148.22
Office Expenses	46.44
B of A Checking		17194.66

Totals	17194.66	17194.66
Memo: Payroll period ended 2/28

Journal Entry	Entry #: 55

Date: 03/03/2009

Account	Debit	Credit

Taxes & Licenses	167.95
B of A Checking		167.95

Totals	167.95	167.95
Memo: EDD Fee

Journal Entry	Entry #: 59

Date: 03/05/2009

Account	Debit	Credit

Kurtzman Carson	35297.29
B of A Checking		35297.29

Totals	35297.29	35297.29
Memo: 2/25/09 Invoice

Journal Entry	Entry #: 60

Date: 03/05/2009

Account	Debit	Credit

Office Expenses	84.75
B of A Checking		84.75

Totals	84.75	84.75
Memo: Quickbooks — Feb

Journal Entry	Entry #: 61

Date: 03/11/2009

Account	Debit	Credit

Contractor — Talbott	7560.00
B of A Checking		7560.00

Totals	7560.00	7560.00
Memo: Week Ending 3/13/09

Journal Entry	Entry #: 62

Date: 03/17/2009

Account	Debit	Credit

Contractor — Talbott	7560.00
B of A Checking		7560.00

Totals	7560.00	7560.00
Memo: 3/16 — 3/20

Journal Entry	Entry #: 63

Date: 03/17/2009

Account	Debit	Credit

Payroll	17649.97
Office Expenses	46.44
B of A Checking		17696.41

Totals	17696.41	17696.41
Memo: Payroll ended 3/1 — 3/14/09

Journal Entry	Entry #: 65

Date: 03/23/2009

Account	Debit	Credit

Contractor — Talbott	7560.00
B of A Checking		7560.00

Totals	7560.00	7560.00
Memo: 3/23-3/27

Journal Entry	Entry #: 66

Date: 03/24/2009

Account	Debit	Credit

US Trustee	325.00
Interest Expense	0.99
B of A Checking		325.99

Totals	325.99	325.99
Memo: US Trustee Fee

Journal Entry	Entry #: 67

Date: 03/30/2009

Account	Debit	Credit

Kurtzman Carson	6556.50
B of A Checking		6556.50

Totals	6556.50	6556.50
Memo: 2/1 — 2/28/09

Journal Entry	Entry #: 68

Date: 03/30/2009

Account	Debit	Credit

Contractor — Talbott	7560.00
B of A Checking		7560.00

Totals	7560.00	7560.00
Memo: 3/30 — 4/3/09

Journal Entry	Entry #: 69

Date: 03/30/2009

Account	Debit	Credit

Office Expenses	71.80
B of A Checking		71.80

Totals	71.80	71.80
Memo: Fed-Ex charges

Journal Entry	Entry #: 70

Date: 03/30/2009

Account	Debit	Credit

Office Expenses	1180.79
B of A Checking		1180.79

Totals	1180.79	1180.79
Memo: E-Claris scanning

Journal Entry	Entry #: 71

Date: 03/30/2009

Account	Debit	Credit

B of A Checking	10563.00
Workers Comp Exp		10563.00

Totals	10563.00	10563.00
Memo: Retro Rated Workers Comp — Zenith Jul ’04 — ’05

Journal Entry	Entry #: 73

Date: 03/26/2009

Account	Debit	Credit

B of A Checking	21.00
Payroll		21.00

Totals	21.00	21.00
Memo: ADP Adjustment

Journal Entry	Entry #: 78

Date: 03/31/2009

Account	Debit	Credit

Bank Charges	26.91
B of A Checking		26.91

Totals	26.91	26.91
Memo: B of A March

In re Debtor PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 3/1-3/31/09
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative Filing
	Month	to Date
	$ ATTACHED	$ ATTACHED
REVENUES
Gross Revenues
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Reorganization Items
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

PFF Bancorp, Inc.
Profit & Loss
March 2009

Total
Income
Workers Comp Experience Refund	10,563.00

Total Income	$10,563.00
Expenses
Bank Charges	26.91
Contractor — Talbott	37,800.00
Interest Expense	0.99
Kurtzman Carson	41,853.79
Office Expenses	12,692.47
Payroll	34,777.19
Taxes & Licenses	167.95
US Trustee	325.00

Total Expenses	$127,644.30

Net Operating Income	$-117,081.30
Other Income
Other Income	100.00

Total Other Income	$100.00

Net Other Income	$100.00

Net Income	$-116,981.30

PFF Bancorp, Inc.
Profit & Loss
December 5, 2008 — March 31, 2009

Total
Income
Workers Comp Experience Refund	10,563.00

Total Income	$10,563.00
Expenses
Accrued Expenses	0.00
Bank Charges	202.78
Contractor — Talbott	128,520.00
Interest Expense	0.99
Kurtzman Carson	72,686.07
Legal & Professional Fees	198,465.25
Office Expenses	13,041.85
Payroll	126,645.19
Progressive Reimb	-202,416.95
Supplies	209.85
Taxes & Licenses	523.23
Travel	8,067.67
US Trustee	650.00

Total Expenses	$346,595.93

Net Operating Income	$-336,032.93
Other Income
Other Income	2,553.12

Total Other Income	$2,553.12
Other Expenses
Miscellaneous	2,000.00

Total Other Expenses	$2,000.00

Net Other Income	$553.12

Net Income	$-335,479.81

In re Debtor PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 3/1-3/31/09
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
	ATTACHED	ATTACHED
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases — Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS EQUITY	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

PFF Bancorp, Inc.
Balance Sheet
As of March 31, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	3,207,240.76
Checking	0.00
Citigroup Margin	700,000.00
M&I Bank Account	1,000,000.00
Paine Webber Business Svcs.	0.00
Trust Inv A/C	0.00

Total Bank Accounts	$4,907,240.76

Total Current Assets	$4,907,240.76
Other Assets
Accrued Interest	5,666.00
Accum Comp Gain/Loss 1	136,845.00
Accum Comp Gain/Loss 2	-3,531,160.00
Capital SERP PFF	-377,518.00
Capital Stock Investment	132,500,000.00
Common Stock Dist. Def. Comp	1,389,015.00
Common Stock Dist. SERP	641,438.00
Deferred Costs — JR SUB	91,654.00
Interest Receivable	82,351.00
Investment in PFF Real Estate Svcs.	55,000.00
Investment in Trust I	928,000.00
Investment in Trust II	774,000.00
Investment in Trust III	928,000.00
Investment with Subsidiaries	1,307,442.00
Net Income/Loss	259,760,693.00
Net Income/Loss — DBS	16,886,374.00
Net Income/Loss — GIA	730,807.00
Net Income/Loss — PFF RESI	-29,275.00
Net Income/Loss DBS correction	-33,772,748.00
PFF B&T Cash Dividend	-249,743,000.00
PFF FAS 115	1,228,035.00
Prepaid Expenses	129,704.78
Prepaid OTS Assessment	6,357.00
Progressive — Tail	183,899.00
Stock Options Granted	24,911,967.00
Travellers Tail	96,265.00
US Treasury Bonds — HTM	1,000,000.00
US Treasury Bonds — UNAM	953.00
US Treasury Bonds Mkt Value	13,329.00
Valuation Allowance	-1,500,413.00

Total Other Assets	$154,833,680.78

TOTAL ASSETS	$159,740,921.54

LIABILITIES AND EQUITY
Liabilities
Current Liabilities
Other Current Liabilities
Accrued Expenses Payable	0.00

Total Other Current Liabilities	$0.00

Total Current Liabilities	$0.00
Long Term Liabilities
Accrued Tax Fees	6,311.00
Deferred FIT	-128,004.00
Deferred SIT	-1,378,007.00
FAS 115 FIT	4,132.00
FAS 115 SIT	1,466.00
Intercompany Payable	15.00
Interest Payable — JR SUB Debt	2,743,922.00
Interest Payable — M&I	-106,985.00
Interest Payable — Other Notes	-304,034.00
Interest Payable — Secured Borrowings	80,821.00
Interest Payable — Swap Fixed	452,506.00
Interest Payable — Swap Variable	-364,583.00
JR SUB Debt I	30,928,000.00
JR SUB Debt II	25,774,000.00
JR SUB Debt III	30,928,000.00
JR SUB Debt MTM	779,740.00
Notes Payable — DBS	-19,280,093.00
Notes Payable M&I	44,000,000.00
Other Accrued Liabilities	2,806,000.00
Secured Borrowings	486,849.00

Total Long Term Liabilities	$117,430,056.00

Total Liabilities	$117,430,056.00
Equity
APIC Equity Incentive Plan	5,565,899.00
APIC ESOP	28,709,074.00
APIC Preferred Stock	6,990,000.00
APIC Retained Earnings	-53,645,740.00
APIC SERP	-377,518.00
APIC Stock Options Granted	24,901,591.00
APIC Treasury	-113,220,689.00
APIC Valuation Def Tax	10,376.00
Common Stock	224,811.00
Common Stock Aquired	-86,371.00
Common Stock Dist Def Comp	1,389,015.00
Common Stock Dist SERP	641,438.00
Dividends	81,713,632.00
ISO Stock Options FAS 123R	326,562.00
NQ Stock Options FAS 123R	700,675.00
Opening Balance Equity	-163,427,263.00
Other Comprehensive Earnings	-2,152,951.00
Paid-In Capital or Surplus	224,451,453.00
Preferred Stock	10,000.00
Retained Earnings	-75,213.90
Net Income	-337,914.56

Total Equity	$42,310,865.54

TOTAL LIABILITIES AND EQUITY	$159,740,921.54

In re Debtor PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 3/1-3/31/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Amount
	Beginning Tax	Withheld or			Check No.	Ending Tax
Federal	Liability	Accrued	Amount Paid	Date Paid	__T	Liability
Withholding	All payroll taxes are the contractual obligation of ADP Payroll Services					NONE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re: PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: March 1-March 31, 2009
Explanation
Listing of Aged Accounts Payable
The Debtor had no aged accounts payable during the reporting period.

In re Debtor PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 3/1-3/31/09
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	None
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging
0 – 30 days old
31 – 60 days old
61 – 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
                     DISTRICT OF DELAWARE

In re Diversified Builder Services	Case No. 08-13129
Reporting Period: 3/1-3/31/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit/
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N.A.
Copies of tax returns filed during reporting period		N.A.
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	4/14/09

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Debtor Diversified Builder Services	Case No. 08-13129
Reporting Period: 3/1-3/31/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	1,185,471.40				1,185,471.40		1,186,035.00

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS	—

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	9.13				9.13		148.39
SELLING
OTHER (ATTACH LIST)
Initial Balance JE							99.34
OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							325.00
COURT COSTS
TOTAL DISBURSEMENTS	9.13				9.13		572.73

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	(9.13)				(9.13)		(572.73)

CASH — END OF MONTH	1185462.27				1185462.27		1185462.27

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$9.13
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$—
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$—
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$9.13

Account #   ******9188
Account Name DIVERSIFIED BUILDER SERVICES
Reconciliation As of Date 3/31/09

Balance per Bank	$1,185,462.27

Deposits in Transit
Date
None

Outstanding Checks
Check #
None

Other (List)

Balance per Books	$1,185,462.27

In re Debtor Diversified Builder Services	Case No. 08-13129
Reporting Period: 3/1-3/31/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE
FORM MOR-1b
(04/07)

Bank of America LOGO	Account Number ******9188
01 01 152 01 M0000 E# 0
CUSTOMER CONNECTION	Last Statement: 02/27/2009
BANK OF AMERICA, N.A.	This Statement: 03/31/2009
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
DIVERSIFIED BUILDER SERVICES, INC.
DEBTOR IN POSSESSION 08-13129
OPERATING ACCOUNT
1490 N CLAREMONT BLVD.	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813129
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	02/28/2009 – 03/31/2009	Statement Beginning Balance	1,185,471.40
Number of Deposits/Credits	0	Amount of Deposits/Credits	.00
Number of Checks	0	Amount of Checks	.00
Number of Other Debits	1	Amount of Other Debits	9.13
		Statement Ending Balance	1,185,462.27
Number of Enclosures	0
		Service Charge	9.13
Withdrawals and Debits
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
03/31		9.13	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
02/27	1,185,471.40	1,185,471.40	03/31	1,185,462.27	1,185,462.27

Diversified Builder Services, Inc.
Transaction Detail by Account
March 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
03/31/2009	General Journal	7			-SPLIT-	-9.13	-9.13

Total for B of A Checking						$-9.13
Bank Charges
03/31/2009	General Journal	7			-SPLIT-	9.13	9.13

Total for Bank Charges						$9.13

Journal Entry	Entry #: 7

Date: 03/31/2009

Account	Debit	Credit

Bank Charges	9.13
B of A Checking		9.13

Totals	9.13	9.13
Memo: B of A — March

In re Debtor Diversified Builder Services	Case No. 08-13129
Reporting Period: 3/1-3/31/09
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative Filing
	Month	to Date
	$ ATTACHED	$ ATTACHED
REVENUES
Gross Revenues
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Reorganization Items
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Diversified Builder Services, Inc.
Profit & Loss
March 2009

Total
Income
Total Income
Expenses
Bank Charges	9.13

Total Expenses	$9.13

Net Operating Income	$-9.13

Net Income	$-9.13

Diversified Builder Services, Inc.
Profit & Loss
December 5, 2008 — March 31, 2009

Total
Income
Total Income
Expenses
Bank Charges	148.39
U S Trustee	325.00

Total Expenses	$473.39

Net Operating Income	$-473.39
Other Income
Other Income	-99.34

Total Other Income	$-99.34

Net Other Income	$-99.34

Net Income	$-572.73

In re Debtor Diversified Builder Services	Case No. 08-13129
Reporting Period: 3/1-3/31/09
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
	ATTACHED	ATTACHED
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases — Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS EQUITY	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Diversified Builder Services, Inc.
Balance Sheet
As of March 31, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	1,185,462.27
PFF Checking	0.00
PFF Checking — 10102	0.00

Total Bank Accounts	$1,185,462.27

Total Current Assets	$1,185,462.27
Other Assets
100% Loan Loss — Comm Loans — MI	-300,000.00
Accounts Receivable	288,500.00
Commercial LOC — MI	7,800,000.00
Commercial LOC Contra Asset — CLS	-1,050.00
Def Income — Comm Non Accr	-217,552.00
Partial Charge-Offs Comm. Unsecured	-5,729,081.00
Property & Equipment	7,489.00
Val Allow — FIT Deferred Taxes	1,951,021.00
Val Allow — SIT Deferred Taxes	-6,886,601.00

Total Other Assets	$-3,087,274.00

TOTAL ASSETS	$-1,901,811.73

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Accrued Interest — Notes Payable	304,034.00
DBS Insurance Payable	160.00
Deferred Fed Income Taxes	1,951,021.00
Deferred Income	288,500.00
Deferred State Inc Taxes	-6,886,601.00
Intercompany Payable	6.00
Notes Payable	19,280,093.00

Total Long Term Liabilities	$14,937,213.00

Total Liabilities	$14,937,213.00
Equity
APIC	28,000,000.00
APIC — Retained Earnings	-44,838,453.00
Opening Balance Equity	1.00
Retained Earnings
Net Income	-572.73

Total Equity	$-16,839,024.73

TOTAL LIABILITIES AND EQUITY	$-1,901,811.73

In re Debtor Diversified Builder Services	Case No. 08-13129
Reporting Period: 3/1-3/31/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Amount
	Beginning Tax	Withheld or			Check No.	Ending Tax
Federal	Liability	Accrued	Amount Paid	Date Paid	__T	Liability
Withholding
FICA-Employee
FICA-Employer
Unemployment		NONE
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment		NONE
Secured Debt/Adequate
Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts
Explain how and when the Debtor intends to pay any past-due postpetition debts.
*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re: Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: March 1-March 31, 2009
Explanation
Listing of Aged Accounts Payable
The Debtor had no aged accounts payable during the reporting period.

In re Debtor Diversified Builder Services	08-13129
3/1-3/31/09
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$7,800,000.00
+ Amounts billed during the period	—
- Amounts collected during the period	—
Total Accounts Receivable at the end of the reporting period	$7,800,000.00

Accounts Receivable Aging
0 – 30 days old
31 – 60 days old
61 – 90 days old
91+ days old	$7,800,000.00
Total Accounts Receivable	$7,800,000.00
Amount considered uncollectible (Bad Debt)	$5,729,081.00
Accounts Receivable (Net)	$2,070,919.00
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
                     DISTRICT OF DELAWARE

In re Glencrest Insurance Services	Case No. 08-13131
Reporting Period: 3/1-3/31/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit/
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N.A.
Copies of tax returns filed during reporting period		N.A.
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	4/14/09
Signature of Authorized Individual*	Date

Kevin McCarthy	CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Debtor Glencrest Insurance Services	Case No. 08-13131
Reporting Period: 3/1-3/31/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	57571.98				57571.98		44046.24

RECEIPTS
CASH SALES/COMMISSIONS	5050.21				5050.21		18727.60
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)							307.22
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS	5050.21				5050.21		19034.82

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	.48				.48		134.35
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							325.00
COURT COSTS
TOTAL DISBURSEMENTS	.48				.48		459.35

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	(5049.73)				(5049.73)		(18575.47)

CASH — END OF MONTH	62621.71				62621.71		62621.71

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$.48
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$—
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$—
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$.48

Account # ******8202
Account Name GLENCREST INSURANCE SERVICES
Reconciliation As of Date 3/31/09

Balance per Bank	$62,621.71

Deposit in Transit
Date
Total

Outstanding Checks
Check #
Total

Other (List)

Balance per Books	$62,621.71

In re Debtor Glencrest Insurance Services	Case No. 08-13131
Reporting Period: 3/1-3/31/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE
FORM MOR-1b
(04/07)

Bank of America LOGO	Account Number ******8202
01 01 152 01 M0000 E# 0
CUSTOMER CONNECTION	Last Statement: 02/27/2009
BANK OF AMERICA, N.A.	This Statement: 03/31/2009
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722

GLENCREST INSURANCE SERVICES, INC.
DEBTOR IN POSSESSION 08-13131
1490 N CLAREMONT BLVD, SUITE 100	Page 1 of 2

CLAREMONT CA 91711	Bankruptcy Case Number: 0813131
CUSTOMER CONNECTION ECONOMY CHECKING

Account Summary Information

Statement Period	02/28/2009 - 03/31/2009	Statement Beginning Balance	57,571.98
Number of Deposits/Credits	5	Amount of Deposits/Credits	5,050.21
Number of Checks	0	Amount of Checks	.00
Number of Other Debits	1	Amount of Other Debits	.48
		Statement Ending Balance	62,621.71
Number of Enclosures	0
		Service Charge	.48
Deposits and Credits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
03/03		142.36	CA BANKING CENTER DEPOSIT	278606360810675
03/10		4,033.35	CA BANKING CENTER DEPOSIT	278605360501996
03/12		665.24	CA BANKING CENTER DEPOSIT	105105060981018
03/17		100.65	CA BANKING CENTER DEPOSIT	235306260637733
03/30		108.61	CA BANKING CENTER DEPOSIT	278606360607399
Withdrawals and Debits

Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
03/31		.48	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
02/27	57,571.98	57,570.10	03/16	62,412.93	61,747.69
03/02	57,571.98	57,571.98	03/17	62,513.58	62,373.02
03/03	57,714.34	57,571.98	03/18	62,513.58	62,412.93
03/06	57,714.34	57,705.80	03/20	62,513.58	62,507.55
03/09	57,714.34	57,714.34	03/23	62,513.58	62,513.58
03/10	61,747.69	57,714.34	03/30	62,622.19	62,513.58
03/12	62,412.93	57,714.34	03/31	62,621.71	62,513.10
03/13	62,412.93	61,505.70

Glencrest Insurance Services, Inc.
Transaction Detail by Account
March 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
03/03/2009	General Journal	23			-SPLIT-	142.36	142.36
03/10/2009	General Journal	24			-SPLIT-	4,033.35	4,175.71
03/12/2009	General Journal	25			-SPLIT-	665.24	4,840.95
03/17/2009	General Journal	27			-SPLIT-	100.65	4,941.60
03/30/2009	General Journal	28			-SPLIT-	108.61	5,050.21
03/31/2009	General Journal	31			-SPLIT-	-0.48	5,049.73

Total for B of A Checking						$5,049.73
Fees Billed
03/03/2009	General Journal	23			-SPLIT-	142.36	142.36
03/10/2009	General Journal	24			-SPLIT-	4,033.35	4,175.71
03/12/2009	General Journal	25			-SPLIT-	665.24	4,840.95
03/17/2009	General Journal	27			-SPLIT-	100.65	4,941.60
03/30/2009	General Journal	28			-SPLIT-	108.61	5,050.21

Total for Fees Billed						$5,050.21
Bank Charges
03/31/2009	General Journal	31			-SPLIT-	0.48	0.48

Total for Bank Charges						$0.48

Journal Entry	Entry #: 23

Date: 03/03/2009

Account	Debit	Credit

B of A Checking	142.36
Fees Billed		142.36

Totals	142.36	142.36
Memo: LT Preferred Care

Journal Entry	Entry #: 24

Date: 03/10/2009

Account	Debit	Credit

B of A Checking	4033.35
Fees Billed		4033.35

Totals	4033.35	4033.35
Memo: Affinion $4031.70 + $1.65

Journal Entry	Entry #: 25

Date: 03/12/2009

Account	Debit	Credit

B of A Checking	665.24
Fees Billed		665.24

Totals	665.24	665.24
Memo: CA Fair plan $108.00, Principal $557.24

Journal Entry	Entry #: 27

Date: 03/17/2009

Account	Debit	Credit

B of A Checking	100.65
Fees Billed		100.65

Totals	100.65	100.65
Memo: Transamerica

Journal Entry	Entry #: 28

Date: 03/30/2009

Account	Debit	Credit

B of A Checking	108.61
Fees Billed		108.61

Totals	108.61	108.61
Memo: MN Life

Journal Entry	Entry #: 31

Date: 03/31/2009

Account	Debit	Credit

Bank Charges	0.48
B of A Checking		0.48

Totals	0.48	0.48
Memo: B of A — March

In re Debtor Glencrest Insurance Services	Case No. 08-13131
Reporting Period: 3/1-3/31/09
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative Filing
	Month	to Date
	$ ATTACHED	$ ATTACHED
REVENUES
Gross Revenues
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Reorganization Items
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Glencrest Insurance Services, Inc.
Profit & Loss
March 2009

Total
Income
Fees Billed	5,050.21

Total Income	$5,050.21
Expenses
Bank Charges	0.48

Total Expenses	$0.48

Net Operating Income	$5,049.73

Net Income	$5,049.73

Glencrest Insurance Services, Inc.
Profit & Loss
December 5, 2008 — March 31, 2009

Total
Income
Fees Billed	18,727.60

Total Income	$18,727.60
Expenses
Bank Charges	134.35
US Trustee	325.00

Total Expenses	$459.35

Net Operating Income	$18,268.25
Other Income
Other Income	307.22

Total Other Income	$307.22

Net Other Income	$307.22

Net Income	$18,575.47

In re Debtor Glencrest Insurance Services	Case No. 08-13131
Reporting Period: 3/1-3/31/09
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
	ATTACHED	ATTACHED
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases — Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS EQUITY	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Glencrest Insurance Services, Inc.
Balance Sheet
As of March 31, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	62,621.71
Operating Acct	0.00
PFF Checking	0.00

Total Bank Accounts	$62,621.71

Total Current Assets	$62,621.71
Other Assets
Prepaid Expenses and Other Assets	36,194.00
Property & Equipment	16,201.00

Total Other Assets	$52,395.00

TOTAL ASSETS	$115,016.71

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Deferred Tax	36,194.00
Fees Payable	-322.00

Total Long Term Liabilities	$35,872.00

Total Liabilities	$35,872.00
Equity
APIC — R/E Dividends Paid	-5,440,000.00
APIC — Retained Earnings	5,480,569.00
Common Stock	20,000.00
Opening Balance Equity	0.24
Retained Earnings
Net Income	18,575.47

Total Equity	$79,144.71

TOTAL LIABILITIES AND EQUITY	$115,016.71

In re Debtor Glencrest Insurance Services	Case No. 08-13131
Reporting Period: 3/1-3/31/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Amount
	Beginning Tax	Withheld or			Check No.	Ending Tax
Federal	Liability	Accrued	Amount Paid	Date Paid	__T	Liability

Withholding	None					None
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re: Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: March 1-March 31, 2009
Explanation
Listing of Aged Accounts Payable
The Debtor had no aged accounts payable during the reporting period.

In re Debtor Glencrest Insurance Services	Case No. 08-13131
Reporting Period: 3/1-3/31/09
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging
0 – 30 days old
31 – 60 days old
61 – 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	N.A.
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
                     DISTRICT OF DELAWARE

In re Glencrest Investment Advisors	Case No. 08-13128
Reporting Period: 3/1-3/31/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit/
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N.A.
Copies of tax returns filed during reporting period		N.A.
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	4/16/09
Signature of Authorized Individual*	Date

Kevin McCarthy	CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Debtor Glencrest Investment Advisors	Case No. 08-13128
Reporting Period: 3/1-3/31/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

								CUMULATIVE FILING
	BANK ACCOUNTS					CURRENT MONTH		TO DATE
	OPER.		PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	159,323.85					159,323.85		31,278.00

RECEIPTS
COMMISSION	4.80					4.80		391.01
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS	655.00					655.00		655.00
OTHER (ATTACH LIST)	9,713.76	[1]				9,713.76		25741.20
TRANSFERS (FROM DIP ACCTS)
	—					—		196,027.42
TOTAL RECEIPTS	10,373.56					10,373.56		222,814.63

DISBURSEMENTS
NET PAYROLL	—					—		27,609.67
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES	20,187.78					20,187.78		40,375.56
INSURANCE
ADMINISTRATIVE	12,907.40					12,907.40		45,060.17
SELLING
OTHER (ATTACH LIST)
								4,445.00
OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS	33,095.18					33,095.18		117,490.40

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	(22,721.62)					(22,721.62)		105,324.23

CASH — END OF MONTH	136,602.23					136,602.23		136,602.23

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$33,095.18
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	—
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	—
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$33,095.18

[1]Rental Income (Feb- Mar)	$7,878.66
AMEX Close-Out	456.72
Refund of Pre-Petition Payroll Taxes	1378.38

$9,713.76

Account # ******9162
Account Name GLENCREST INVESTMENT ADVISORS
Reconciliation As of Date 3/31/09

Balance per Bank	$138,699.35

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount
1052	986.75
1053	960.37
1054	45.00
1055	105.00

Total	(2,097.12)
Other (List)

Balance per Books	$136,602.23

In re Debtor Glencrest Investment Advisors	Case No. 08-13128
Reporting Period: 3/1-3/31/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE
FORM MOR-1b
(04/07)

Bank of America LOGO	Account Number ******9162
01 01 152 01 M0000 E# 15
CUSTOMER CONNECTION	Last Statement: 02/27/2009
BANK OF AMERICA, N.A.	This Statement: 03/31/2009
DALLAS, TEXAS 75283-2406
Customer Service 1-800-342-7722

GLENCREST INVESTMENT ADVISORS, INC.
DEBTOR IN POSSESSION 08-13128
OPERATING ACCOUNT	Page 1 of 3
1490 N CLAREMONT BLVD, SUITE 100
CLAREMONT CA 91711	Bankruptcy Case Number: 0813128
CUSTOMER CONNECTION ECONOMY CHECKING

Account Summary Information

Statement Period	02/28/2009 - 03/31/2009	Statement Beginning Balance	164,650.99
Number of Deposits/Credits	8	Amount of Deposits/Credits	11,008.01
Number of Checks	15	Amount of Checks	36,269.13
Number of Other Debits	3	Amount of Other Debits	690.52
		Statement Ending Balance	138,699.35
Number of Enclosures	15
		Service Charge	6.07
Deposits and Credits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
03/03		245.00	CA BANKING CENTER DEPOSIT	27860636081067
03/10		4.80	CA BANKING CENTER DEPOSIT	27860536050199
03/10		410.00	CA BANKING CENTER DEPOSIT	27860536050199
03/17		3,939.33	CA BANKING CENTER DEPOSIT	23530626063773
03/23		684.45	CA BANKING CENTER DEPOSIT	23530636050677
03/23		3,889.33	CA BANKING CENTER DEPOSIT	23530636050677
03/30		456.72	CA BANKING CENTER DEPOSIT	27860636060739
03/30		1,378.38	CA BANKING CENTER DEPOSIT	23530556052520
Withdrawals and Debits
Checks

Check		Date	Bank	Check		Date	Bank
Number	Amount	Posted	Reference	Number	Amount	Posted	Reference
	2,131.77	03/05	8692167628	1045	1,928.44	03/12	7992722674
1036	5,162.00	03/10	7812215520	1046	1,701.70	03/10	6592095708
1038*	150.00	03/02	7892715334	1047	2,457.65	03/10	7692336545
1039	15.14	03/02	9592617805	1048	262.79	03/24	5892657700
1040	532.38	03/09	5992376698	1049	1,060.06	03/20	6992547866
1041	15,025.78	03/09	5992634356	1050	607.52	03/23	3392773777
1043*	5,162.00	03/10	7812215516	1051	44.89	03/26	8192860142
1044	27.01	03/06	7692033463
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
03/25		684.45	Return Item Chargeback	0197299380
			RETURN ITEM CHARGEBACK
03/25	1	5.00	RETURN ITEM CHARGEBACK	0998020000
03/31		1.07	FDIC ASSESSMENT

CUSTOMER CONNECTION	Account Number ******9162
BANK OF AMERICA, N.A.	01 01 152 01 M0000 E# 15
DALLAS, TEXAS 75283-2406	Last Statement: 02/27/2009
This Statement: 03/31/2009

Customer Service 1-800-342-7722
GLENCREST INVESTMENT ADVISORS, INC.

Page 2 of 3

Bankruptcy Case Number: 0813128
CUSTOMER CONNECTION ECONOMY CHECKING
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
02/27	164,650.99	164,650.99	03/16	131,016.92	131,016.92
03/02	164,485.85	164,485.85	03/17	134,956.25	131,016.92
03/03	164,730.85	164,700.85	03/19	134,956.25	134,719.90
03/04	164,730.85	164,729.05	03/20	133,896.19	133,896.19
03/05	162,599.08	162,599.08	03/23	137,862.45	133,288.67
03/06	162,572.07	162,572.07	03/24	137,599.66	133,025.88
03/09	147,013.91	147,013.91	03/25	136,910.21	135,307.96
03/10	132,945.36	132,530.56	03/26	136,865.32	136,824.26
03/11	132,945.36	132,915.96	03/27	136,865.32	136,865.32
03/12	131,016.92	131,012.12	03/30	138,700.42	136,865.32
03/13	131,016.92	131,016.64	03/31	138,699.35	136,864.25

Glencrest Investment Advisors, Inc.
Transaction Detail by Account
March 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
03/03/2009	General Journal	69			-SPLIT-	-532.38	-532.38
03/03/2009	General Journal	70			-SPLIT-	-2,131.77	-2,664.15
03/03/2009	General Journal	72			-SPLIT-	-5,162.00	-7,826.15
03/03/2009	General Journal	74			-SPLIT-	-27.01	-7,853.16
03/03/2009	General Journal	73			-SPLIT-	245.00	-7,608.16
03/03/2009	General Journal	71			-SPLIT-	-15,025.78	-22,633.94
03/05/2009	General Journal	75			-SPLIT-	-1,928.44	-24,562.38
03/05/2009	General Journal	77			-SPLIT-	410.00	-24,152.38
03/05/2009	General Journal	78			-SPLIT-	-2,457.65	-26,610.03
03/05/2009	General Journal	76			-SPLIT-	-1,701.70	-28,311.73
03/10/2009	General Journal	79			-SPLIT-	4.80	-28,306.93
03/12/2009	General Journal	80			-SPLIT-	-262.79	-28,569.72
03/17/2009	General Journal	84			-SPLIT-	3,939.33	-24,630.39
03/17/2009	General Journal	85			-SPLIT-	-1,060.06	-25,690.45
03/17/2009	General Journal	86			-SPLIT-	-607.52	-26,297.97
03/23/2009	General Journal	87			-SPLIT-	684.45	-25,613.52
03/23/2009	General Journal	88			-SPLIT-	-44.89	-25,658.41
03/23/2009	General Journal	101			-SPLIT-	-684.45	-26,342.86
03/23/2009	General Journal	89			-SPLIT-	3,889.33	-22,453.53
03/25/2009	General Journal	90			-SPLIT-	1,378.38	-21,075.15
03/30/2009	General Journal	91			-SPLIT-	-986.75	-22,061.90
03/30/2009	General Journal	94			-SPLIT-	-45.00	-22,106.90
03/30/2009	General Journal	95			-SPLIT-	-105.00	-22,211.90
03/30/2009	General Journal	93			-SPLIT-	456.72	-21,755.18
03/30/2009	General Journal	92			-SPLIT-	-960.37	-22,715.55
03/31/2009	General Journal	107			-SPLIT-	-6.07	-22,721.62

Total for B of A Checking						$-22,721.62
Fees Billed
03/10/2009	General Journal	79			-SPLIT-	4.80	4.80

Total for Fees Billed						$4.80
Misc Asset Sales — Claremont
03/03/2009	General Journal	73			-SPLIT-	245.00	245.00
03/05/2009	General Journal	77			-SPLIT-	410.00	655.00

Total for Misc Asset Sales - Claremont						$655.00
Rental Income Palm Desert
03/17/2009	General Journal	84			-SPLIT-	3,939.33	3,939.33
03/23/2009	General Journal	89			-SPLIT-	3,939.33	7,878.66

Total for Rental Income Palm Desert						$7,878.66
Bank Charges
03/31/2009	General Journal	107			-SPLIT-	6.07	6.07

Total for Bank Charges						$6.07
I 365 Data Storage
03/05/2009	General Journal	78			-SPLIT-	2,457.65	2,457.65

Total for I 365 Data Storage						$2,457.65
Office Expenses
03/03/2009	General Journal	74			-SPLIT-	27.01	27.01
03/05/2009	General Journal	76			-SPLIT-	1,701.70	1,728.71

Journal Entry	Entry #69

Date: 03/03/2009

Account	Debit	Credit

Utilities — Phone and	532.38
B of A Checking		532.38

Totals	532.38	532.38
Memo: Verizon DSL

Journal Entry	Entry # 70

Date: 03/03/2009

Account	Debit	Credit

Utilities	2131.77
B of A Checking		2131.77

Totals	2131.77	2131.77
Memo: SCE 12/5 — 2/2 paid by phone

Journal Entry	Entry # 72

Date: 03/03/2009

Account	Debit	Credit

Rent — Palm Desert	5162.00
B of A Checking		5162.00

Totals	5162.00	5162.00
Memo: Rent — March

Journal Entry	Entry #: 74

Date: 03/03/2009

Account	Debit	Credit

Office Expenses	27.01
B of A Checking		27.01

Totals	27.01	27.01
Memo: Image IV 1/9 — 2/9 (Copier)

Journal Entry	Entry #: 73

Date: 03/03/2009

Account	Debit	Credit

B of A Checking	245.00
Misc Asset Sales		245.00

Totals	245.00	245.00
Memo: Sales of Non-Capitalized FF&E

Journal Entry	Entry #: 71

Date: 03/03/2009

Account	Debit	Credit

Rent — Claremont	15025.78
B of A Checking		15025.78

Totals	15025.78	15025.78
Memo: Rent and CAM March

Journal Entry	Entry #: 75

Date: 03/05/2009

Account	Debit	Credit

Other General and	1928.44
B of A Checking		1928.44

Totals	1928.44	1928.44
Memo: Interactive Data — January

Journal Entry	Entry #: 77

Date: 03/05/2009

Account	Debit	Credit

B of A Checking	410.00
Misc Asset Sales		410.00

Totals	410.00	410.00
Memo: Sales 3/3/09 List Attached

Journal Entry	Entry #: 78

Date: 03/05/2009

Account	Debit	Credit

365 Data Storage	2457.65
B of A Checking		2457.65

Totals	2457.65	2457.65
Memo: 2/27 Invoice

Journal Entry	Entry #: 76

Date: 03/05/2009

Account	Debit	Credit

Office Expenses	1701.70
B of A Checking		1701.70

Totals	1701.70	1701.70
Memo: Muzak Removal Fee

Journal Entry	Entry #: 79

Date: 03/10/2009

Account	Debit	Credit

B of A Checking	4.80
Fees Billed		4.80

Totals	4.80	4.80
Memo: First Mercantile Commission

Journal Entry	Entry #: 80

Date: 03/12/2009

Account	Debit	Credit

Utilities — Gas Co	262.79
B of A Checking		262.79

Totals	262.79	262.79
Memo: 2/3 — 3/9

Journal Entry	Entry #: 84

Date: 03/17/2009

Account	Debit	Credit

B of A Checking	3939.33
Rental Income Palm		3939.33

Totals	3939.33	3939.33
Memo: March Rent

Journal Entry	Entry #: 85

Date: 03/17/2009

Account	Debit	Credit

Utilities — SCE	1060.06
B of A Checking		1060.06

Totals	1060.06	1060.06
Memo: 2/2/09 — 3/4/09

Journal Entry	Entry #: 86

Date: 03/17/2009

Account	Debit	Credit

Utilities — Phone and	607.52
B of A Checking		607.52

Totals	607.52	607.52
Memo: Verizon data

Journal Entry	Entry #: 87

Date: 03/23/2009

Account	Debit	Credit

B of A Checking	684.45
Other Income		684.45

Totals	684.45	684.45
Memo: AMEX Credit — Close Out

Journal Entry	Entry #: 88

Date: 03/23/2009

Account	Debit	Credit

Office Expenses	44.89
B of A Checking		44.89

Totals	44.89	44.89
Memo: Image IV Copier Maint

Journal Entry	Entry #: 89

Date: 03/23/2009

Account	Debit	Credit

B of A Checking	3889.33
Miscellaneous	50.00
Rental Income Palm		3939.33

Totals	3939.33	3939.33
Memo: February Rent less stop pay charge (original check lost)

Journal Entry	Entry #: 90

Date: 03/25/2009

Account	Debit	Credit

B of A Checking	1378.38
Other Income		1378.38

Totals	1378.38	1378.38
Memo: Refund of pre-petition payroll taxes

Journal Entry	Entry #: 91

Date: 03/30/2009

Account	Debit	Credit

Utilities — Siemens	986.75
B of A Checking		986.75

Totals	986.75	986.75
Memo: Final pmt under maint agrmt. Now time and materials

Journal Entry	Entry #: 94

Date: 03/30/2009

Account	Debit	Credit

Office Expenses	45.00
B of A Checking		45.00

Totals	45.00	45.00
Memo: Cintas

Journal Entry	Entry #: 95

Date: 03/30/2009

Account	Debit	Credit

Office Expenses	105.00
B of A Checking		105.00

Totals	105.00	105.00
Memo: Alarm Monitoring Jan — Mar

Journal Entry	Entry #: 93

Date: 03/30/2009

Account	Debit	Credit

B of A Checking	456.72
Other Income		456.72

Totals	456.72	456.72
Memo: AMEX Refund

Journal Entry	Entry #: 92

Date: 03/30/2009

Account	Debit	Credit

Utilities Phone and	960.37
B of A Checking		960.37

Totals	960.37	960.37
Memo: Verizon

Journal Entry	Entry #: 107

Date: 03/31/2009

Account	Debit	Credit

Bank Charges	6.07
B of A Checking		6.07

Totals	6.07	6.07
Memo: March Charges

In re Debtor Glencrest Investment Advisors	Case No. 08-13128
Reporting Period: 3/1-3/31/09
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative Filing
	Month	to Date
	$ ATTACHED	$ ATTACHED
REVENUES
Gross Revenues
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Reorganization Items
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Glencrest Investment Advisors, Inc.
Profit & Loss
March 2009

Total
Income
Fees Billed	4.80
Misc Asset Sales — Claremont	655.00
Rental Income Palm Desert	7,878.66

Total Income	$8,538.46
Expenses
Bank Charges	6.07
I 365 Data Storage	2,457.65
Office Expenses	1,923.60
Other General and Admin Expenses	1,928.44
Rent — Claremont	15,025.78
Rent — Palm Desert	5,162.00
Utilities	2,131.77
Utilities — Gas Co	262.79
Utilities — Phone and Data	2,100.27
Utilities — SCE	1,060.06
Utilities — Siemens	986.75

Total Expenses	$33,045.18

Net Operating Income	$-24,506.72
Other Income
Other Income	1,835.10

Total Other Income	$1,835.10
Other Expenses
Miscellaneous	50.00

Total Other Expenses	$50.00

Net Other Income	$1,785.10

Net Income	$-22,721.62

Glencrest Investment Advisors, Inc.
Profit & Loss
December 5, 2008 — March 31, 2009

Total
Income
Ameritrade Close Out	22,111.54
Fees Billed	4.80
Misc Asset Sales — Claremont	655.00
Rental Income Palm Desert	15,757.32
Sublease — PFF	6,279.10
Trailer Income	3,263.56

Total Income	$48,071.32
Expenses
Bank Charges	182.79
Computek I.T.	650.00
I 365 Data Storage	4,825.07
Janitorial — Claremont	1,720.00
Janitorial — Palm Desert	560.00
Legal & Professional Fees	-7,097.45
Office Expenses	2,911.54
Other General and Admin Expenses	4,198.72
Payroll Expenses	27,603.90
Rent — Claremont	45,077.34
Rent — Palm Desert	15,486.00
Supplies	-233.34
US Trustee	325.00
Utilities	2,500.98
Utilities — Gas Co	979.02
Utilities — Phone and Data	9,069.46
Utilities — SCE	2,134.53
Utilities — Siemens	1,549.25
Utilities — Water	15.14

Total Expenses	$112,457.95

Net Operating Income	$-64,386.63
Other Income
Other Income	65,522.67

Total Other Income	$65,522.67
Other Expenses
Miscellaneous	54.11

Total Other Expenses	$54.11

Net Other Income	$65,468.56

Net Income	$1,081.93

In re Debtor Glencrest Investment Advisors	Case No. 08-13128
Reporting Period: 3/31/09
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
	ATTACHED	ATTACHED
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases — Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS EQUITY	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Glencrest Investment Advisors, Inc.
Balance Sheet
As of March 31, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	136,602.23
PFF Checking	0.00

Total Bank Accounts	$136,602.23

Total Current Assets	$136,602.23
Other Assets
Advances to Trust	80,000.00
Lease Deposit	3,578.00
Net Income/Loss GIS	58,822.00
Prepaid — Other	17,984.00
Prepaid A/P	23,437.00
Prin Rec FHLMC SEC Fixed	61,914.00
Property & Equipment	492,486.00
Utility Deposit	4,445.00
Valuation Allowance	-43,570.00

Total Other Assets	$699,096.00

TOTAL ASSETS	$835,698.23

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
125 Deductions	5,150.00
401K	469.00
Accrued Payroll	8,000.00
Accrued Vacation	34,313.00
Deferred Federal Inc Tax	93,597.00
Deferred State Franchise Tax	-137,167.00
Employer FICA Tax Payable	27.00
Fed Inc Tax W/H	178.00
Federal Employee FICA	27.00
Intercompany Payable	14,433.00
MISC Unapplied Funds	-224.00
Other Accrued Liability	40,000.00
State Tax W/H	34.00
Sublease Deposit	3,479.00

Total Long Term Liabilities	$62,316.00

Total Liabilities	$62,316.00
Equity
APIC	6,870,597.00
APIC — Retained Earnings	-6,206,986.00
Common Stock	3.00
Opening Balance Equity	-1.00
Retained Earnings	108,687.30
Net Income	1,081.93

Total Equity	$773,382.23

TOTAL LIABILITIES AND EQUITY	$835,698.23

In re Debtor Glencrest Investment Advisors	Case No. 08-13128
Reporting Period: 3/1-3/31/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Amount
	Beginning Tax	Withheld or			Check No.	Ending Tax
Federal	Liability	Accrued	Amount Paid	Date Paid	__T	Liability
Withholding	All payroll taxes are the contractual responsibility of ADP Payroll Services
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate
Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re: Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: March 1 — March 31, 2009
Explanation
Listing of Aged Accounts Payable
The Debtor had no aged accounts payable during the reporting period.

In re Debtor Glencrest Investment Advisors	Case No. 08-13128
Reporting Period: 3/1-3/31/09
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	Unable to Determine
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging
0 – 30 days old
31 – 60 days old
61 – 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes		No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X	[1]
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.			X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

[1]	Sales of Non-Capitalized Furniture and Equipment — $655.00

UNITED STATES BANKRUPTCY COURT
                     DISTRICT OF DELAWARE

In re PFF Real Estate Services	Case No. 08-13130
Reporting Period: 3/1-3/31/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit/
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	Yes
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements		Yes
Cash disbursements journals		Yes
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		N.A.
Copies of tax returns filed during reporting period		N.A.
Summary of Unpaid Post-petition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	4/14/09

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Debtor PFF Real Estate Services	Case No. 08-13130
Reporting Period: 3/1-3/31/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	25318.65				25318.65		25725.04

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS	—				—		—

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	.19				.19		81.58
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							325.00
COURT COSTS
TOTAL DISBURSEMENTS	.19				.19		406.58

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	(.19)				(.19)		(406.58)

CASH — END OF MONTH	25318.46				25318.46		25318.46

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$0.19
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$—
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$—
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$0.19

Account # ******8192
Account Name PFF REAL ESTATE SERVICES
Reconciliation As of Date 3/31/09

Balance per Bank	$25,318.46

Deposits in Transit Date	None

Outstanding Checks	None

Other (List)

Balance per Books	$25,318.46

In re Debtor PFF Real Estate Services	Case No. 08-13130
Reporting Period: 3/1-3/31/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE
FORM MOR-1b
(04/07)

Bank of America LOGO

Account Number ******8192
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 0
BANK OF AMERICA, N.A.	Last Statement: 02/27/2009
DALLAS, TEXAS 75283-2406	This Statement: 03/31/2009

Customer Service
1-800-342-7722
PFF REAL ESTATE SERVICES, INC.
DEBTOR IN POSSESSION 08-13130
1490 N CLAREMONT BLVD, SUITE 100	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813130
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	02/28/2009 – 03/31/2009	Statement Beginning Balance	25,318.65
Number of Deposits/Credits	0	Amount of Deposits/Credits	.00
Number of Checks	0	Amount of Checks	.00
Number of Other Debits	1	Amount of Other Debits	.19
		Statement Ending Balance	25,318.46
Number of Enclosures	0
		Service Charge	.19
Withdrawals and Debits
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
03/31		.19	FDIC ASSESSMENT

Daily Balances
					Collected
Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Balance
02/27	25,318.65	25,318.65	03/31	25,318.46	25,318.46

PFF Real Estate Services, Inc.
Transaction Detail by Account
March 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
03/31/2009	General Journal	9			-SPLIT-	-0.19	-0.19
03/31/2009	General Journal	10			-SPLIT-	-0.19	-0.38
03/31/2009	General Journal	10R			-SPLIT-	0.19	-0.19

Total for B of A Checking						$-0.19
Bank Charges
03/31/2009	General Journal	9			-SPLIT-	0.19	0.19
03/31/2009	General Journal	10R			-SPLIT-	-0.19	0.00
03/31/2009	General Journal	10			-SPLIT-	0.19	0.19

Total for Bank Charges						$0.19

Journal Entry		Entry #: 9

Date: 03/31/2009

Account	Debit	Credit

Bank Charges	0.19
B of A Checking		0.19

Totals	0.19	0.19

Memo: B of A — March

In re Debtor PFF Real Estate Services	Case No. 08-13130
Reporting Period: 3/1-3/31/09
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative Filing
	Month	to Date
	$ ATTACHED	$ ATTACHED
REVENUES
Gross Revenues
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Reorganization Items
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

PFF Real Estate Services, Inc.
Profit & Loss
March 2009

Total
Income
Total Income
Expenses
Bank Charges	0.19

Total Expenses	$0.19

Net Operating Income	$-0.19

Net Income	$-0.19

PFF Real Estate Services, Inc.
Profit & Loss
December 5, 2008 — March 31, 2009

Total
Income
Total Income
Expenses
Bank Charges	81.58
U S Trustee	325.00

Total Expenses	$406.58

Net Operating Income	$-406.58
Other Income
Other Income	0.04

Total Other Income	$0.04

Net Other Income	$0.04

Net Income	$-406.54

In re Debtor PFF Real Estate Services	Case No. 08-13130
Reporting Period: 3/1-3/31/09
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
	ATTACHED	ATTACHED
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases – Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings – Pre-Petition
Retained Earnings – Postpetition
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS EQUITY	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

PFF Real Estate Services, Inc.
Balance Sheet
As of March 31, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	25,318.46
PFF Checking	0.00

Total Bank Accounts	$25,318.46

Total Current Assets	$25,318.46

TOTAL ASSETS	$25,318.46

LIABILITIES AND EQUITY
Liabilities
Total Liabilities
Equity
APIC — Retained Earnings	-29,275.00
Common Stock	55,000.00
Opening Balance Equity	0.00
Retained Earnings
Net Income	-406.54

Total Equity	$25,318.46

TOTAL LIABILITIES AND EQUITY	$25,318.46

In re Debtor PFF Real Estate Services	Case No. 08-13130
Reporting Period: 3/1-3/31/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Amount
	Beginning Tax	Withheld or			Check No.	Ending Tax
Federal	Liability	Accrued	Amount Paid	Date Paid	__T	Liability
Withholding
FICA-Employee
FICA-Employer
Unemployment		NONE	N.A.
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building		NONE
Rent/Leases-Equipment
Secured Debt/Adequate
Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re: PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: March 1- March 31, 2009
Explanation
Listing of Aged Accounts Payable
The Debtor had no aged accounts payable during the reporting period.

In re Debtor PFF Real Estate Services	08-13130
3/1-3/31/09
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	None
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging
0 – 30 days old
31 – 60 days old
61 – 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X